SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - June 8, 2000


M.S. Carriers, Inc.

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     (Exact name of Registrant as specified in its charter.)


      Tennessee                       0-14781                62-1014070
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(State of other jurisdiction of  (Commission File Number)   (IRS Employer
 incorporation)                                              Identification No.)

3171 Directors Row, Memphis, TN                              38131
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (901)332-2500

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                       M.S. Carriers, Inc.

                        Index to Form 8-K


                             Contents


Item 1.  Changes in Control of Registrant..........................*

Item 2.  Acquisition or Disposition of Assets......................*

Item 3.  Bankruptcy or Receivership................................*

Item 4.  Changes in Registrant's Certifying Accountant.............*

Item 5.  Other Events..............................................2

Item 6.  Resignation of Registrant's Directors.....................*

Item 7.  Financial Statements and Exhibits.........................*

Signatures.........................................................3

* No information submitted under this caption.


Item 5.  Other Events



     On June 7, 2000, the Board of Directors of M.S. Carriers, Inc. authorized the repurchase of up to 2,000,000 shares of its common stock. The Company currently has approximately 11,300,000 shares outstanding. Repurchased shares may be used for general corporate purposes. No time frame has been established by the Company for repurchasing the shares.

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                            Signatures



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                   M.S. Carriers, Inc.
                                   (Registrant)


                                   Date: June 8, 2000

                                   M.J. Barrow,
                                   Senior Vice President and Chief
                                   Financial Officer
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